Exhibit 10.4

                                 ALLWASTE, INC.

                        TARGET 2000: ONE, TWO, FOUR PLAN

1.       PURPOSE OF THE PLAN

         This Allwaste, Inc. Target 2000: One, Two, Four Plan is intended to promote the interests of the Company by providing certain key employees of the Company, as set forth on SCHEDULE 1 to this Plan, who are largely responsible for the management, growth and protection of the business of the Company, with an incentive to increase their proprietary interest in the Company.

2.       DEFINITIONS

         As used in the Plan, the following definitions apply to the terms indicated below:

         (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of Allwaste, Inc.

         (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (c) "COMMITTEE" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors may appoint from time to time to administer the Plan.

         (d) "COMMON STOCK" shall mean the Company's common stock, $.01 par value per share.

         (e) "COMPANY" shall mean Allwaste, Inc., a Delaware corporation, and each of its Subsidiaries and its successors.

         (f) "DISQUALIFYING DISPOSITION" shall mean the sale, transfer, short sale, margin, pledge, or other disposition of any of the shares of Common Stock acquired by a Participant in a Triggering Purchase prior to two years after such Triggering Purchase.

         (g) "EMPLOYEE" shall mean any person who is an employee of the Company or any Parent or Subsidiary of the Company within the meaning of Section 3401(c) of the Code and the regulations promulgated thereunder.

         (h) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (i) the "FAIR MARKET VALUE" of a share of Common Stock on any date shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the New York Stock Exchange.


         (j) "INCENTIVE AWARD" shall mean an Option granted under the Company's Option Plan or a share of Restricted Stock granted pursuant to the terms of the Plan.

         (k) "ISSUE DATE" shall mean the date established by the Board or the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 7(d) hereof.

         (l) "OPTION" shall mean an option to purchase shares of Common Stock of the Company granted pursuant to the Option Plan, as contemplated by Section 6 hereof.

         (m) "OPTION PLAN" shall mean the Company's Amended and Restated 1989 Replacement Non-Qualified Stock Option Plan, as the same may be amended from time to time.

         (n) "PARTICIPANT" shall mean an employee of the Company who is eligible to participate in the Plan as set forth on SCHEDULE 1 hereto, as the same may be amended from time to time by resolution of the Committee.

         (o) "PLAN" shall mean the Allwaste, Inc. Target 2000: One, Two, Four Plan, as it may be amended from time to time.

         (p) "QUALIFYING SHARES" shall mean a number of shares of Common Stock that increases a Participant's actual ownership of Common Stock, as certified by such Participant from time to time as contemplated hereby, the purchase price of which shares does not exceed the Salary Limitations applicable to a Participant.

         (q) "RESTRICTED STOCK" shall mean a share of Common Stock that is granted pursuant to the terms of Section 7 hereof and that is subject to the restrictions set forth in Section 7(c) hereof for so long as such restrictions continue to apply to such share.

         (r) "SALARY LIMITATIONS" shall mean the maximum percentage of a Participant's annual salary, as determined from time to time by resolution of the Committee, that may be used to purchase Qualifying Shares.

         (s) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

         (t) "SUBSIDIARY" or "SUBSIDIARIES" shall mean any and all corporations in which at the pertinent time the Company owns, directly or indirectly, stock vested with more than fifty percent of the total combined voting power of all classes of stock of such corporations within the meaning of Section 424(f) of the Code.

         (u) "TERMINATION DATE" shall mean March 31, 1996, the date by which all Triggering Purchases under the Plan must be completed; PROVIDED, HOWEVER, that this Termination Date may be amended or extended from time to time by resolution of the Committee.

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         (v)  "TRIGGERING  PURCHASE" shall mean the acquisition by a Participant of Qualifying Shares that does not exceed the Salary Limitations applicable to such Participant and is consummated prior to the Termination Date.

         (w) "VESTING DATE" shall mean the date established by the Board or the Committee on which a share of Restricted Stock may vest.

3.       STOCK SUBJECT TO THE PLAN

         Under the Plan, the Committee shall grant to a Participant that makes a Triggering Purchase a number of shares of Restricted Stock equal to two times the number of Qualifying Shares purchased by the Participant in the Triggering Purchase. Further, on completion of a Triggering Purchase by a Participant, the Committee may, in the exercise of its discretion as provided in the Option Plan, grant to such Participant an Option under the Option Plan.

         Shares of Common Stock issued under the Plan as shares of Restricted Stock shall be treasury shares.

4.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued thereunder and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

         The Committee may, in its absolute discretion accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 7(b) hereof, with respect to any share of Restricted Stock granted under the Plan.

5.       ELIGIBILITY

         Only those key employees designated as Participants in the Plan on
SCHEDULE 1 hereto, as the same may be amended from time to time by resolution of the Committee, shall be eligible to receive Incentive Awards pursuant to the Plan.

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6.       OPTIONS

         On completion of a Triggering Purchase by a Participant, the Committee may, in the exercise of its discretion as provided in the Option Plan, grant to such Participant an Option under the Option Plan. At the time of the adoption of this Plan, the Board of Directors and the Committee contemplated that at the time of a Triggering Purchase, a Participant will be granted an Option to purchase a number of shares of Common Stock equal to four times the number of Qualifying Shares purchased in the Triggering Purchase; HOWEVER, the Committee shall retain the absolute discretion to elect not to award a Participant any Options under the Option Plan or to award a Participant Options to acquire such number of shares of Common Stock as the Committee deems appropriate, at such times and with such terms and conditions as the Committee may in its discretion prescribe. Option grants contemplated by this Plan shall only be granted in the absolute discretion of the Committee and shall be granted pursuant to and governed by the Option Plan.

7.       RESTRICTED STOCK

         On the completion of a Triggering Purchase by a Participant, the Committee shall grant to such Participant a number of shares of Restricted Stock equal to two times the number of Qualifying Shares purchased by such Participant in the Triggering Purchase. Each grant of shares of Restricted Stock shall be evidenced by an agreement in substantially the form attached hereto as EXHIBIT
A. Unless otherwise determined by the Board of Directors or the Committee, in its absolute discretion, and set forth in the agreement evidencing the grant, each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

         (a)      ISSUE DATE AND VESTING DATE

         At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. Except as provided in Sections 7(c) and 7(f) hereof, on the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 7(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 7(b) hereof are satisfied, and except as provided in Sections 7(c) and 7(f) hereof, on the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 7(c) hereof shall cease to apply to such share.

         (b)      CONDITIONS TO VESTING

         At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it in its absolute discretion deems appropriate.

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         (c)      RESTRICTIONS ON TRANSFER PRIOR TO VESTING

         Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately on any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

         (d)      ISSUANCE OF CERTIFICATES

                  (1) Except as provided in Sections 7(c) or 7(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; PROVIDED, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                  THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE ALLWASTE, INC. TARGET 2000:
                  ONE, TWO, FOUR PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND ALLWASTE, INC. A COPY OF THE PLAN AND THE AGREEMENT ARE ON FILE IN THE OFFICE OF THE SECRETARY OF ALLWASTE, INC., 5151 SAN FELIPE, SUITE 1600, HOUSTON, TEXAS 77056.

         Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

                  (2) Each certificate issued pursuant to Paragraph 7(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company. The Company shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

         (e)      CONSEQUENCES ON VESTING

         On the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 7(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 7(d)(1) hereof, together with any other property of the Participant held by Company pursuant to Section 7(d) hereof; PROVIDED, HOWEVER, that

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such delivery shall be effected for all purposes when the Company shall have deposited such certificate and other property in the United States mail, addressed to the Participant.

         (f)      EFFECT OF TERMINATION OF EMPLOYMENT

         In the event of the termination of a Participant's employment with the Company, with or without cause, all shares of Restricted Stock granted to such Participant that have not vested as of the date of such termination shall immediately be forfeited.

         (g)      FORFEITURE ON DISQUALIFYING DISPOSITION

         On consummation of a Disqualifying Disposition, all shares of Restricted Stock granted to such Participant that have not vested as of the date of such Disqualifying Disposition shall immediately be forfeited.

8.       ADJUSTMENT ON CHANGES IN COMMON STOCK

         (a)      OUTSTANDING RESTRICTED STOCK

         Unless the Committee in its absolute discretion otherwise determines, if a Participant receives any securities or other property (including dividends paid in cash) with respect to a share of Restricted Stock, the applicable Issue Date that occurs prior to such event but that has not vested as of the date of such event, as a result of any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, such securities or other property will not vest until such share of Restricted Stock vests and shall be held by the Company pursuant to Paragraph 7(d)(2) hereof.

         The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

         (b)      NO OTHER RIGHTS

         Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Restricted Stock.

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9.       RIGHTS AS A STOCKHOLDER

         No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any grant of Restricted Stock granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 8 hereof, no adjustment to any Restricted Stock shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

10.      SECURITIES MATTERS

         The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

11.      WITHHOLDING TAXES

         Whenever shares of Common Stock are to be issued on the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such occurrence prior to the delivery of any certificate or certificates for such shares. In lieu of remitting cash to the Company to satisfy these withholding obligations, the Participant may (i) request that the Company deliver the certificate representing such shares to the Participant's broker so that a portion of such shares may be sold to pay such taxes or (ii) request that the Company redeem a portion of such shares for the payment of such tax obligations, which redemption will be made solely in the discretion of the Company. In the event that the Company elects not to redeem a portion of such shares, the Participant must either remit cash to the Company for such tax requirements or remit sale proceeds from a portion of such shares as provided in subparagraph (i) in the foregoing sentence.

12.      AMENDMENT OF THE PLAN

         The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever.

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13.      TRANSFERS ON DEATH

         On the death of a Participant, outstanding Restricted Stock grants made to such Participant under the Plan may be held only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any shares of Restricted Stock shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Restricted Stock award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the shares of Restricted Stock.

14.      EXPENSES AND RECEIPTS

         The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

15.      FAILURE TO COMPLY

         In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing a Restricted Stock grant, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such award, in whole or in part as the Committee, in its absolute discretion, may determine.

16.      EFFECTIVE DATE AND TERM OF PLAN

         The Plan was adopted by the Compensation Committee of the Board of Directors, pursuant to authority granted to the Committee by the Board on October 26, 1995, on November 1, 1995. No Incentive Award may be granted under the Plan after the Termination Date. The applicable provisions of the Plan shall remain in effect until the last grant of Restricted Stock made under the Plan vests in full.

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